UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2022

Phillips Edison & Company, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-40594	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive Cincinnati, Ohio	45249
(Address of principal executive offices)	(Zip Code)

(513) 554-1110

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	PECO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Bank of America Amendment

On November 17, 2022, Phillips Edison & Company, Inc. (the “Company”) and Phillips Edison Grocery Center Operating Partnership I, L.P. (the “Partnership”) entered into a second amendment (the “Bank of America Amendment”) to the Amended and Restated Credit Agreement, dated as of November 16, 2018, among the Partnership, as borrower, the Company, as a guarantor, the lenders party thereto, and Bank of America, N.A., as administrative agent, as amended by the first amendment, dated as of September 24, 2021. The purpose of the Bank of America Amendment was to transition the benchmark rate from LIBOR to a SOFR-based rate.

The foregoing description of the Bank of America Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bank of America Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

KeyBank Amendment

On November 17, 2022, the Company and the Partnership entered into a fourth amendment (the “KeyBank Amendment”) to the existing Credit Agreement, dated as of October 4, 2017, among the Partnership, as borrower, the Company, as a guarantor, the lenders party thereto, and KeyBank National Association, as administrative agent, as amended by the first amendment, dated as of November 16, 2018, the second amendment dated as of October 4, 2019, and the third amendment, dated as of September 24, 2021. The purpose of the KeyBank Amendment was to transition the benchmark rate from LIBOR to a SOFR-based rate.

The foregoing description of the KeyBank Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the KeyBank Amendment, a copy of which is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.

CapOne Amendment

On November 17, 2022, the Company and the Partnership entered into a fourth amendment (the “CapOne Amendment”) to the existing Credit Agreement, dated as of September 25, 2017, among the Partnership, as borrower, the Company, as a guarantor, the lenders party thereto, and Capital One, National Association, as administrative agent, as amended by the first amendment, dated as of November 16, 2018, the second amendment dated as of September 25, 2019, and the third amendment, dated as of September 24, 2021. The purpose of the CapOne Amendment was to transition the benchmark rate from LIBOR to a SOFR-based rate.

The foregoing description of the CapOne Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the CapOne Amendment, a copy of which is filed as Exhibit 10.3 to this Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description

10.1	Second Amendment to the Credit Agreement among Phillips Edison Grocery Center Operating Partnership I, L.P., Phillips Edison & Company, Inc., the lenders party thereto, and Bank of America, N.A., as administrative agent, dated November 17, 2022.

10.2	Fourth Amendment to the Credit Agreement among Phillips Edison Grocery Center Operating Partnership I, L.P., Phillips Edison & Company, Inc., the lenders party thereto, and KeyBank National Association., as administrative agent, dated November 17, 2022.

10.3	Fourth Amendment to the Credit Agreement among Phillips Edison Grocery Center Operating Partnership I, L.P., Phillips Edison & Company, Inc., the lenders party thereto, and Capital One, National Association, as administrative agent, dated November 17, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated: November 21, 2022	By:	/s/ John P. Caulfield
John P. Caulfield
Executive Vice President, Chief Financial Officer, and Treasurer